UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 19, 2012

CoBiz Financial Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 312-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 19, 2012, CoBiz Financial Inc. (the “Company”) issued the press release attached as Exhibit 99.1, announcing a public offering of its common stock as set forth in Item 8.01 below. A copy of the investor presentation made available to investors in the offering process has been filed by the Company as a free writing prospectus (the “FWP”) pursuant to Rule 433 to the Company's Registration Statement on Form S-3 (Registration No. 333-165628) (the “Registration Statement”) and is incorporated herein by reference as Exhibit 99.2. The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it or they be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference.

Item 8.01 Other Events.

On March 19, 2012, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Stifel, Nicolaus & Company, Incorporated (the “Underwriter”), pursuant to which the Company will issue and sell to the Underwriter 2,100,000 shares of the Company’s common stock, par value $.01 per share (“Common Stock”), at $5.70 per share. The public offering price of the Common Stock will be $6.00 per share. The net proceeds to the Company after deducting underwriting discounts and commissions and estimated offering expenses are expected to be approximately $11,830,000.

The Common Stock offered pursuant to the Underwriting Agreement will be issued pursuant to a prospectus supplement dated March 19, 2012 and filed as part of the Registration Statement.

The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties. The closing is expected to occur and delivery of the shares is expected to be made on or about March 23, 2012. The preceding is a summary and is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1.1 hereto, which is incorporated herein by reference.

In connection with the issuance and sale of the shares, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1); (ii) the opinion of Sherman & Howard L.L.C. relating to the legality of the Common Stock to be sold by the Company in the offering (Exhibit 5.1); (iii) the consent of Sherman & Howard L.L.C. (Exhibit 23.1); and (iv) certain information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.3).

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer or sale of these securities in any state in which such offer, solicitation or sale would be unlawful. The Registration Statement has been filed with the Securities and Exchange Commission and is effective. A prospectus supplement and accompanying prospectus may be obtained from Stifel Nicolaus & Company, Incorporated, Attention: Prospectus Department, One South Street, 15th Floor, Baltimore, Maryland 21202 or by calling (443) 224-1988.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

1.1            Underwriting Agreement dated March 19, 2012

5.1            Opinion of Sherman & Howard L.L.C.

23.1          Consent of Sherman & Howard L.L.C. (included in Exhibit 5.1)

99.1          Press Release dated March 19, 2012

99.2          CoBiz Financial Inc. Public Offering Presentation (incorporated by reference to the FWP)

99.3          Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Financial Inc.
(Registrant)
Date:	March 20, 2012
\s\ Lyne Andrich
Lyne Andrich
EVP & CFO

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated March 19, 2012
5.1	Opinion of Sherman & Howard L.L.C.
23.1	Consent of Sherman & Howard L.L.C. (included in Exhibit 5.1)
99.1	Press Release dated March 19, 2012
99.2	CoBiz Financial Inc. Public Offering Presentation (incorporated by reference to the FWP)
99.3	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement